Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated December 19, 2006, among Nova Biosource Fuels, Inc., a Nevada corporation (the “Company”), and the purchasers identified on the signature pages attached hereto (each, a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreements, dated as of the date hereof between the Company and each of the Purchasers (the “Purchase Agreements”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreements shall have the meanings given such terms in the Purchase Agreements.  References to filing a document with the Securities and Exchange Commission (the “Commission”) shall mean to file such document with the Commission via the Commission’s Electronic Data Gathering, Analysis and Reporting, or EDGAR, system.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Additional Effectiveness Deadline” shall have the meaning specified in Section 2(b).

“Common Stock” means the common stock of the Company, $0.001 par value per share.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means: (a) with respect to the initial Registration Statement to be filed pursuant to Section 2(a), the 30th day following the first Closing Date under the Purchase Agreements, and (b) with respect to any additional Registration Statement filed pursuant to Section 2(b), the earlier of (i) the 30th day following the date on which the Commission shall indicate as being the first date or time that such filing may be made and (ii) six (6) months following the Effective Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Effectiveness Deadline” means the earlier of: (i) in the event that the Registration Statement filed pursuant to Section 2(a) is not subject to a review by the Commission, ninety (90) calendar days after the Closing Date, (ii) in the event that the Registration Statement filed pursuant to Section 2(a) is subject to a review by the Commission, one-hundred and twenty (120) calendar days after the Closing Date, and (iii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement filed pursuant to Section 2(a) will not be reviewed or is no longer subject to further review and comments.

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares issued pursuant to the Purchase Agreements and the Warrant Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect thereto.

“Registration Statement” means: (i) the initial registration statement which is required to register the resale of the Registrable Securities pursuant to Section 2(a), and (ii) each additional registration statement, if any, contemplated by Section 2(b), and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Holders” means the holders of at least two-thirds of the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreements.

“Warrants” means the Common Stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreements.

“Warrant Shares” means the shares of Common Stock issuable upon execution of the Warrants.

2.             Registration.

(a)           On or prior to each Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous or delayed basis pursuant to Rule 415.  The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date when all Registrable Securities covered by the Registration Statement have been sold, or (ii) the date when all Registrable Securities covered by the Registration Statement may be sold without restriction pursuant to Rule 144(k), as determined by counsel to the Company pursuant to a written opinion letter to such effect, upon actual receipt by the Holders of a notice from the Company stating that the Company will deliver certificates without restrictive legends upon surrender by the Holders of the existing certificates along with appropriate seller’s and broker’s representation letters, or (iii) with respect to subsequent Holders only, the date two years after the date that the Registration Statement is declared effective by the Commission (the “Effectiveness Period”).

(b)           If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement initially filed pursuant to Section 2(a), then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the 30th day following such date, or, in the event the Commission does not so indicate, no later than six (6) months after the Effective Date of the Registration Statement filed pursuant to Section 2(a), an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous or delayed basis pursuant to Rule 415.  The Company shall use its best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the (i) 90th day following the date on which the Company becomes aware that such Registration Statement is required to be filed under this Agreement in the event that the Registration Statement is not subject to a review by the

Commission, or (ii) 120th days following the date on which the Company becomes aware that such Registration Statement is required to be filed under this Agreement in the event that the Registration Statement is subject to a review by the Commission, as applicable, (each such 90th day or 120th day, as applicable, the “Additional Effectiveness Deadline” for such Registration Statement), and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period.  To the extent the staff of the Commission does not permit all of the Registrable Securities that have not yet been covered on an effective Registration Statement (the “Unregistered Registrable Securities”) to be registered on such additional Registration Statement, the Company shall file additional Registration Statements successively trying to register on each such Registration Statement the maximum number of Unregistered Registrable Securities until all of the Registrable Securities have been registered with the Commission.

(c)           If: (i) a Registration Statement is not filed on or prior to its Filing Deadline, or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Deadline, or (iii) after its Effective Date, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for an aggregate of more than 30 days in any 365 consecutive day period or the Company’s Common Stock is not listed or included for quotation on a Trading Market (as defined in the Purchase Agreements) for any period of more than five consecutive Trading Days, (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30th consecutive day (or 45th day in the aggregate) is exceeded, being referred to as “Event Date”), then, in addition to any other rights available to the Holders: (x) on such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for such Registrable Securities included (or to be included) in such Registration Statement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for such Registrable Securities included (or to be included) in such Registration Statement, provided, that (i) the maximum amount of liquidated damages payable by the Company to such Holder pursuant to this Agreement shall not exceed 10.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and (ii) all periods shall be tolled, with respect to a Holder, by the number of days in excess of five (5) during which such Holder fails to provide the Company with information regarding such Holder which was requested by the Company in writing in order to effect the registration of such Holder’s Registrable Securities other than with respect to an Event covered by clause (iii) of this paragraph unrelated to such Holder’s information.  It shall be a condition precedent to the obligations of the Company to pay any liquidated damages pursuant to this Section 2 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as contemplated by the preceding sentence.  If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event and shall be paid on the fifth day after the cure thereof.

(d)           The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is filed with the Commission.  In the event that a Purchaser sells or otherwise transfers any of such Purchaser’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Purchasers, pro rata based on the number of Registrable Securities then held by such Purchasers which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

(e)           Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer or sale of any Registrable Securities pursuant to the Registration Statement.

(f)            Each Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement.

(g)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to a majority of the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.             Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of all such documents proposed to be filed which documents (other than those incorporated by reference) will be subject to the review of such Holders.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement or “issuer free writing prospectus” (as defined by Rule 405 promulgated by the Commission pursuant to the Securities Act) so that such Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the Holders as promptly as reasonably possible, but in no event later than 5:30 p.m, Eastern time, of the following Trading Day, (i)(A) when a Registration Statement, Prospectus, any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, including pursuant to Section 8A of the Securities Act; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the

Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding anything to the contrary herein, at any time after the Effective Date of the initial Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Purchasers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing of the date on which the Grace Period ends; and, provided further, that such Grace Periods shall not exceed an aggregate of forty-five (45) days in any 12 month period , (ii) each such Grace Period shall not exceed fifteen (15) consecutive days and (iii) that the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period.  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) and the date referred to in such notice.

(d)           Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

(f)            Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)           Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all applicable jurisdictions within the United States and to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.  The Company shall promptly notify each Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(h)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)            Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)            The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof.

(k)           As long as any Holder owns Registrable Securities, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

(l)            If shares of Common Stock are listed on a national securities exchange or a quotation system of a national securities association, the Company shall cause the Registrable Securities to be listed on the same national securities exchange or national securities association, as applicable.

(m)          If requested by a Purchaser, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as a Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Purchaser holding any Registrable Securities.

(n)           The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(o)           Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.

4.             Registration Expenses.  All fees and expenses incident to the Company’s performance of its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  The Company shall also reimburse the Holder with the greatest number of Registrable Securities being registered on the Registration Statement for the fees and disbursements of legal counsel, up to $10,000, in connection with the registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

5.             Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders, trustees and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, trustees and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby, or (iii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any issuer free writing prospectus or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto or any issuer free writing prospectus, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder or its intended method of distribution furnished in writing to the Company by such Holder expressly for use therein, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after such Holder has received actual notice in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders.  Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder or its intended method of distribution furnished in writing to the Company by such Holder expressly for use therein, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after such Holder has received actual notice in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 6(e).

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (in addition to any local counsel).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not contain any admission of wrongdoing by such Indemnified Party.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within fifteen Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and Indemnified Party on the other hand in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any other liability that the Indemnifying Parties may have to the Indemnified Parties.

6.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Purchaser in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Purchaser’s receipt of the notice of a Grace Period and for which the Purchaser has not yet settled.

(d)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (Central time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (Central time) on any date and earlier than 11:59 p.m. (Central time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:                                                                                             Nova Biosource Fuels, Inc.
The Riviana Building
2777 Allen Parkway, Suite 860
Houston, Texas 77019
Tel: (713) 868-6682
Fax: (713) 583-8478
Attention: President

with a copy to:                                                                                                                 Baker & McKenzie LLP
2300 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Tel: (214) 978-3095
Fax: (214) 978-3099
Attention: Roger W. Bivans, Esq.

If to a Purchaser:                                                                                                      To the address set forth under such Purchaser’s name on the signature pages hereof;

If to a registered Holder:                                                               To the address of such Holder as it appears in the stock transfer books of the Company;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(e)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreements.

(f)            Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g)           Governing Law.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD APPLY ANY OTHER LAW.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i)            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k)           Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 6(k) shall be binding upon each Purchaser and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

(l)            Consents.  All consents and other determinations required to be made by the Purchasers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(m)          Limitation on Obligations.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser, and no provision of this Agreement is intended to confer any obligations on any Purchaser vis-à-vis any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[SIGNATURE PAGES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NOVA BIOSOURCE FUELS, INC.

By:	/s/ J.D. McGraw
J.D. McGraw
President

[SIGNATURE PAGES FOR PURCHASERS ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.  The Purchaser, intending to be legally bound, hereby executes and delivers to the Company this signature page to the Registration Rights Agreement and authorizes the Company to attach it to the counterpart of the Registration Rights Agreement executed or to be executed by the Company, which when so attached shall be considered effective and one and the same agreement.

PURCHASER

[ ]
(Insert full legal name that the Purchaser desires to appear on the stock certificate and warrant as the registered holder)

By:
Name:
Title:

Address for Notice:

Facsimile No:
Attention:

With a copy to:

Facsimile No:
Attention: